                                                                 Exhibit 99.12-1

                                    Kottwitz
                                    & Partner



                                         WIRTSCHAFTSPRUFER UND STEUERBERATER
                                         STEUERBERATUNGSGESELLSCHAFT

                                         Kai Kottwitz, MBA     Rudiger Uhl
                                         Wirtschaftsprufer,    Dipl.-Finw.,
                                         Steuerberater         Steuerberater
                                         Martin Lumperda       Petra Kottwitz
                                         Steuerberater         Dipl.-Kffr.,
                                                               Steuerberaterin

                                         Alberusstrasse 2      Tel. 06171 585850
                                         61440 Oberursel       Fax 06171 585860





                      BCP CRYSTAL ACQUISITION GMBH & CO. KG

                                MAYBACHSTRASSE 6
                                 70469 STUTTGART

                           English Reading Version of
                              Opening Balance Sheet
                            as of 11th December 2003

                                    Kottwitz
                                    & Partner

ENGLISH READING VERSION OF THE OPENING BALANCE SHEET AS OF 11TH DECEMBER 2003 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART
--------------------------------------------------------------------------------

TERMS OF ENGAGEMENT

     The management of

     BCP Management GmbH
     70469 Stuttgart

     has approached us to prepare the opening balance sheet as of 11th December 2003 on the basis of the documents and information provided to us. A review of the documents made available and the information provided for correctness and completeness was not an integral part of our mandate. To this extent no liability can be accepted.

     The information and evidence requested by us were provided readily and timely, the documents were made available to the necessary extent.

     The attached terms of engagement are fully applicable to our mandate and the service we have provided. These terms of engagement - including the limitation of our liability - shall also apply in relation to any possible third parties.

     Oberursel, dated 15th June 2004

     Kottwitz & Partner
     Wirtschaftsprufer und Steuerberater
     Steuerberatungsgesellschaft


    /s/ Kottwitz & Partner

                                               [GRAPHIC OMITTED]

                                               KOTTWITZ & PARTNER

                                                   OBERURSEL
                                                 TEL. 58 58 50

                                          STEUERBERATUNGSGESELLSCHAFT

                                    Kottwitz
                                    & Partner

ENGLISH READING VERSION OF THE OPENING BALANCE SHEET AS OF 11TH DECEMBER 2003 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART
--------------------------------------------------------------------------------


                 OPENING BALANCE SHEET AS OF 11TH DECEMBER 2003


ASSETS


                                             11.12.2003          11.12.2003
                                                    EUR                 EUR
                                                    ---                 ---

A. OUTSTANDING EQUITY                                             25.000,00
                                                                  ---------

   TOTAL ASSETS                                                   25.000,00
                                                                  =========

                                    Kottwitz
                                    & Partner

ENGLISH READING VERSION OF THE OPENING BALANCE SHEET AS OF 11TH DECEMBER 2003 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART
--------------------------------------------------------------------------------


                 OPENING BALANCE SHEET AS OF 11TH DECEMBER 2003

LIABILITIES


                                             11.12.2003          11.12.2003
                                                    EUR                 EUR
                                                    ---                 ---


A. SHAREHOLDERS' EQUITY

   I. EQUITY ACCOUNT                                              25.000,00
      Partners' equity interest               25.000,00
      Total equity account                                        25.000,00
                                                                  ---------

      TOTAL LIABILITIES                                           25.000,00
                                                                  =========




Stuttgart, dated



/s/ Cornelius Geber
---------------------------------
 BCP Management GmbH

TERMS OF ENGAGEMENT                                                Kottwitz
AS OF 1ST JANUARY 2003                                             & Partner


The following Terms of Engagement are applicable to agreements between Kottwitz & Partner Steuerberater und Wirtschaftsprufer, Steuerberatungsgesellschaft (hereinafter referred to as Kottwitz & Partner) and their clients, unless otherwise expressly agreed in writing or provided by non-discretionary legal regulations.

1. SCOPE AND EXECUTION OF ASSIGNMENT

The scope of work to be performed by Kottwitz & Partner shall be defined by the specific assignment. The assignment shall be executed in compliance with generally accepted professional principles and professional guidelines for Steuerberater. Kottwitz & Partner shall accept all information (particularly figures) provided by the client as accurate and correct. In so far as Kottwitz & Partner detects errors, he shall be obliged to bring these to the attention of the client. A review of documents and figures (particularly the bookkeeping and balance sheet) provided by the client as to accuracy, completeness and correctness shall only be part of the Assignment, if this is expressly agreed in writing. The assignment does not constitute an authority to represent the client in dealings with authorities, courts and other official bodies. Such authority shall be granted separately. In the event that the client is not available to agree upon actions to be taken in matters of appeal, Kottwitz & Partner shall (if in doubt) be entitled and obliged to take actions to meet existing deadlines. According to clear legal guidelines, Kottwitz & Partner are prohibited to act as attorneys in social security matters and will not perform such activities which are restricted to German legal counsels. Services provided in the course of preparing and advising in payroll matters are restricted to the technical processing of social security filings and to passing on information to and from social security bodies. Such services do not consist of or include the provision of specific advice. Given the nature and scope of this area of assignment and the clear jurisprudence in this regard, Kottwitz & Partner cannot be held liable for any damages incurred by the client or third parties in the area of social security.

2. CONFIDENTIALITY

Kottwitz & Partner shall (as provided by law) be obliged to treat all matters which come to his knowledge in connection with his engagement as confidential, unless the client releases him from this obligation in writing. This obligation of professional discretion shall continue to apply even after the contractual relationship has ended. The obligation of professional discretion shall extend equally to employees of Kottwitz & Partner. The obligation of professional discretion shall not extend to situations in which the release of information is required to meet valid interests of Kottwitz & Partner. This particularly applies to a release of information by Kottwitz & Partner according to conditions prescribed in his contract of professional indemnity insurance. This shall not affect statutory rights to refuse to give information or evidence in accordance with art. 102 AO - German Fiscal Code, art. 53 StPO - German Penal Code, art. 383 ZPO - German Civil Code. Kottwitz & Partner may not release reports, expert opinions and other written statements on the results of his work to third parties without the consent of his client.

3. THIRD-PARTY PARTICIPATION

For the purposes of executing the assignment Kottwitz & Partner shall be entitled to use the services of employees, expert third parties and data processing companies. Upon using the services of expert third parties and data processing companies Kottwitz & Partner shall ensure that these are pledged to professional discretion in accordance with section 2.

4. CORRECTION OF DEFICIENCIES

The client shall be entitled to have any deficiencies in Kottwitz & Partner's work corrected. Kottwitz & Partner shall be given the opportunity to correct deficiencies. If Kottwitz & Partner fails to correct claimed deficiencies within an appropriate period or refuses to correct deficiencies, the client may have the deficiencies corrected by another tax consultant at Kottwitz & Partner's expense or demand (at the client's option) a reduction of fees or cancellation of the contract. Obvious errors (e.g. typing and arithmetical errors) may be corrected by Kottwitz & Partner at any time also with effect against third parties. Other deficiencies may be corrected by Kottwitz & Partner with effect against third parties, if the client consents thereto. Such consent shall not be required, if valid interests of Kottwitz & Partner surpass the interests of client.



5. LIABILITY

Kottwitz & Partner shall be liable for damages on his own account as well as on account of persons employed by him. Kottwitz & Partner cannot be held liable for any statements or advice given orally or via telephone. The client's claim against Kottwitz & Partner to compensation for damage caused by negligence shall be limited to (euro) 2,000,000 (in words: two million Euros). If this is deviated from in individual cases (particularly a limitation to a different amount), this shall require a written agreement which shall be separately drawn up and handed out to the client together with these Terms of Engagement upon conclusion of the contract. Unless a damage claim of the client is subject to a shorter statutory period of limitation by law, the claim shall become statute-barred three years after the time when the claim arose. A single case of damages is defined as the total sum of the damage claims of all persons entitled to claim which arise from one and the same professional error (offence); a single case of damage is also defined as the total of all offences committed in performing a specifiable professional service (which technically represents an indivisible performance) by one or more persons. Should in exceptional cases a contractual or pre-contractual relationship arise to a person other than the client these terms regarding the definition and limitation of liability shall also fully apply with respect to such persons (third parties).

6. THE CLIENT'S DUTIES

The Client shall be obliged to co-operate in so far as necessary for properly completing the Assignment. In particular all documents necessary for executing the assignment shall be completely and without specific request of Kottwitz & Partner handed over by the client to Kottwitz & Partner in good time such that the Tax Consultant has reasonable time to process the documents. The same applies accordingly to notification of all matters and circumstances which may be material to the execution of the assignment. The client shall be obliged to take note of all written and verbal notifications given by Kottwitz & Partner and to consult Kottwitz & Partner in the case of queries. The client shall refrain from doing anything which could impair the independence of Kottwitz & Partner or persons employed by him. The client undertakes to only pass on results of Kottwitz & Partner's work with the latter's written consent, unless consent to the passing-on of information to a certain third party already ensues from the content of the assignment.

7. FAILURE TO CO-OPERATE AND DEFAULT IN ACCEPTANCE BY THE CLIENT

If the client fails to meet a duty to co-operate according to section 6 or otherwise or is in default with the acceptance of work offered by Kottwitz & Partner, Kottwitz & Partner shall be entitled to set an appropriate deadline upon stating that he shall refuse to continue the assignment after the deadline expires. Once the deadline has expired without effect, Kottwitz & Partner may terminate the contract without notice. This shall not affect Kottwitz & Partner's claim to compensation for additional expenses incurred by him as a result of the client's default or failure to cooperate as well as for damage caused, even if Kottwitz & Partner does not exercise his right to terminate the contract.

8. DETERMINATION OF FEES

Kottwitz & Partner's fee (charges and reimbursement of expenses) for professional work shall be determined according to the legal guidelines for professional fees of Steuerberater. Fees for services which are not covered by the guidelines for professional fees (eg. Section 57 subsection 3 no. 2 and 3 of the guidelines) are to be determined on the basis of time spent. In divergence from section 13 2nd sentence of the legal guidelines for professional fees of Steuerberater, all fees which are based on the basis of time spent are determined on the basis of relevant and applicable hourly rates as specifically fixed by Kottwitz & Partner.

9. ADVANCE PAYMENT

Kottwitz & Partner may demand an advance payment for charges and expenses incurred and expected to be incurred. If the advance payment demanded is not paid, Kottwitz & Partner may cease working for the client after having given prior notice, until the advance payment is received.

10. EMAIL COMMUNICATION

If the client communicates to Kottwitz & Partner an email address this constitutes his agreement for Kottwitz & Partner to send assignment and mandate-related information to this email address without an restrictions. The client is aware of the fact that emails can contain viruses, that other users of the internet can obtain access to such emails and its contents and that it cannot be guaranteed that emails always in fact originate from the sender indicated in any such email. The client is herewith made aware of the possibility to partially reduce these risks by way of encrypted email communication. Should client wish such encrypted email communication this entails the agreement of an encryption code with Kottwitz & Partner.



11. TERMINATION OF CONTRACT

The contract shall end upon completion of the agreed work, at the end of the agreed period or by termination. The contract shall not end as a result of the death or contractual incapacity of the client or (in the case of a company) as a result of liquidation of the company. The relationship entered into between the client and Kottwitz & Partner is based on mutual trust. Due to this nature of the agreement, the contractual relationship can be terminated by either party at any time without period of notice and without the requirement to provide reasons for such termination. The termination of the contract has to be made in writing.

12. STORING, HANDING OVER AND RIGHT OF RETENTION OF DOCUMENTS

Kottwitz & Partner shall store files for a period of ten years after completion of the Assignment. However this obligation shall lapse before the end of this period, if Kottwitz & Partner has asked the client in writing to take receipt of reference files and the client has failed to meet this request within six months after having received the request. Files within the meaning of this provision shall include all documents which Kottwitz & Partner has received from the client or for the client in connection with his professional work. However this shall not apply to letters exchanged between Kottwitz & Partner and his client, to documents which the latter has already received in the original or as a copy and to working papers drawn up for internal purposes. At the request of the client (not later than upon completion of the assignment) Kottwitz & Partner shall hand over files to the client within an appropriate period. Kottwitz & Partner may make and retain duplicates or photocopies of documents which he returns to the client. Kottwitz & Partner may refuse to hand over results of his work and files, until his claims to fees and the reimbursement of expenses have been satisfied.

13. APPLICABLE LAW AND PLACE OF PERFORMANCE

The assignment, the execution thereof and resulting claims shall be governed solely by German laws. Unless otherwise agreed, the place of performance shall be the place of Kottwitz & Partner's professional establishment.

                                                                 Exhibit 99.12-2

                                    Kottwitz
                                    & Partner



                                         WIRTSCHAFTSPRUFER UND STEUERBERATER
                                         STEUERBERATUNGSGESELLSCHAFT

                                         Kai Kottwitz, MBA     Rudiger Uhl
                                         Wirtschaftsprufer,    Dipl.-Finw.,
                                         Steuerberater         Steuerberater

                                         Martin Lumperda       Petra Kottwitz
                                         Steuerberater         Dipl.-Kffr.,
                                                               Steuerberaterin

                                         Alberusstrasse 2      Tel. 06171 585850
                                         61440 Oberursel       Fax 06171 585860






                               BCP MANAGEMENT GMBH

                                  MAYBACHSTR. 6
                                 70469 STUTTGART

                           English Reading Version of
                              Opening Balance Sheet
                             as of 22nd October 2003

                                    Kottwitz
                                    & Partner

ENGLISH READING VERSION OF THE OPENING BALANCE SHEET AS OF 22ND OCTOBER 2003
BCP MANAGEMENT GMBH
70469 STUTTGART
--------------------------------------------------------------------------------


TERMS OF ENGAGEMENT

     The management of

     BCP Management GmbH
     70469 Stuttgart

     has approached us to prepare the opening balance sheet as of 11th December 2003 on the basis of the documents and information provided to us. A review of the documents made available and the information provided for correctness and completeness was not an integral part of our mandate. To this extent no liability can be accepted.

     The information and evidence requested by us were provided readily and timely, the documents were made available to the necessary extent.

     The attached terms of engagement are fully applicable to our mandate and the service we have provided. These terms of engagement - including the limitation of our liability - shall also apply in relation to any possible third parties.

     Oberursel, dated 15th June 2004

     Kottwitz & Partner
     Wirtschaftsprufer und Steuerberater
     Steuerberatungsgesellschaft


    /s/ Kottwitz & Partner

                                               [GRAPHIC OMITTED]

                                               KOTTWITZ & PARTNER

                                          STEUERBERATUNGSGESELLSCHAFT

                                                   OBERURSEL
                                                 TEL. 58 58 50

                                    Kottwitz
                                    & Partner

ENGLISH READING VERSION OF THE OPENING BALANCE SHEET AS OF 22ND OCTOBER 2003
BCP MANAGEMENT GMBH
70469 STUTTGART
--------------------------------------------------------------------------------


                  OPENING BALANCE SHEET AS OF 22ND OCTOBER 2003


ASSETS


                                            22.10.2003        22.10.2003
                                                   EUR               EUR
                                                   ---               ---

A. CURRENT ASSETS

I. CASH AT BANK                                                26.000,00
                                                               ---------

   TOTAL CURRENT ASSETS                                        26.000,00
                                                               ---------

   TOTAL ASSETS                                                26.000,00
                                                               =========

                                    Kottwitz
                                    & Partner

ENGLISH READING VERSION OF THE OPENING BALANCE SHEET AS OF 22ND OCTOBER 2003
BCP MANAGEMENT GMBH
70469 STUTTGART
--------------------------------------------------------------------------------

                  OPENING BALANCE SHEET AS OF 22ND OCTOBER 2003


LIABILITIES

                                            22.10.2003        22.10.2003
                                                   EUR               EUR
                                                   ---               ---

A. SHAREHOLDERS' EQUITY

   I. SHARE CAPITAL                                            25.000,00

   II. CAPITAL RESERVE                                          1.000,00
                                                               ---------

       TOTAL SHAREHOLDERS' EQUITY                              26.000,00
                                                               ---------

       TOTAL LIABILITIES                                       26.000,00
                                                               =========

Stuttgart, dated


/s/ Cornelius Geber
-----------------------------------

TERMS OF ENGAGEMENT                                                Kottwitz
AS OF 1ST JANUARY 2003                                             & Partner


The following Terms of Engagement are applicable to agreements between Kottwitz & Partner Steuerberater und Wirtschaftsprufer, Steuerberatungsgesellschaft (hereinafter referred to as Kottwitz & Partner) and their clients, unless otherwise expressly agreed in writing or provided by non-discretionary legal regulations.

1. SCOPE AND EXECUTION OF ASSIGNMENT

The scope of work to be performed by Kottwitz & Partner shall be defined by the specific assignment. The assignment shall be executed in compliance with generally accepted professional principles and professional guidelines for Steuerberater. Kottwitz & Partner shall accept all information (particularly figures) provided by the client as accurate and correct. In so far as Kottwitz & Partner detects errors, he shall be obliged to bring these to the attention of the client. A review of documents and figures (particularly the bookkeeping and balance sheet) provided by the client as to accuracy, completeness and correctness shall only be part of the Assignment, if this is expressly agreed in writing. The assignment does not constitute an authority to represent the client in dealings with authorities, courts and other official bodies. Such authority shall be granted separately. In the event that the client is not available to agree upon actions to be taken in matters of appeal, Kottwitz & Partner shall (if in doubt) be entitled and obliged to take actions to meet existing deadlines. According to clear legal guidelines, Kottwitz & Partner are prohibited to act as attorneys in social security matters and will not perform such activities which are restricted to German legal counsels. Services provided in the course of preparing and advising in payroll matters are restricted to the technical processing of social security filings and to passing on information to and from social security bodies. Such services do not consist of or include the provision of specific advice. Given the nature and scope of this area of assignment and the clear jurisprudence in this regard, Kottwitz & Partner cannot be held liable for any damages incurred by the client or third parties in the area of social security.

2. CONFIDENTIALITY

Kottwitz & Partner shall (as provided by law) be obliged to treat all matters which come to his knowledge in connection with his engagement as confidential, unless the client releases him from this obligation in writing. This obligation of professional discretion shall continue to apply even after the contractual relationship has ended. The obligation of professional discretion shall extend equally to employees of Kottwitz & Partner. The obligation of professional discretion shall not extend to situations in which the release of information is required to meet valid interests of Kottwitz & Partner. This particularly applies to a release of information by Kottwitz & Partner according to conditions prescribed in his contract of professional indemnity insurance. This shall not affect statutory rights to refuse to give information or evidence in accordance with art. 102 AO - German Fiscal Code, art. 53 StPO - German Penal Code, art. 383 ZPO - German Civil Code. Kottwitz & Partner may not release reports, expert opinions and other written statements on the results of his work to third parties without the consent of his client.

3. THIRD-PARTY PARTICIPATION

For the purposes of executing the assignment Kottwitz & Partner shall be entitled to use the services of employees, expert third parties and data processing companies. Upon using the services of expert third parties and data processing companies Kottwitz & Partner shall ensure that these are pledged to professional discretion in accordance with section 2.

4. CORRECTION OF DEFICIENCIES

The client shall be entitled to have any deficiencies in Kottwitz & Partner's work corrected. Kottwitz & Partner shall be given the opportunity to correct deficiencies. If Kottwitz & Partner fails to correct claimed deficiencies within an appropriate period or refuses to correct deficiencies, the client may have the deficiencies corrected by another tax consultant at Kottwitz & Partner's expense or demand (at the client's option) a reduction of fees or cancellation of the contract. Obvious errors (e.g. typing and arithmetical errors) may be corrected by Kottwitz & Partner at any time also with effect against third parties. Other deficiencies may be corrected by Kottwitz & Partner with effect against third parties, if the client consents thereto. Such consent shall not be required, if valid interests of Kottwitz & Partner surpass the interests of client.







5. LIABILITY

Kottwitz & Partner shall be liable for damages on his own account as well as on account of persons employed by him. Kottwitz & Partner cannot be held liable for any statements or advice given orally or via telephone. The client's claim against Kottwitz & Partner to compensation for damage caused by negligence shall be limited to (euro) 2,000,000 (in words: two million Euros). If this is deviated from in individual cases (particularly a limitation to a different amount), this shall require a written agreement which shall be separately drawn up and handed out to the client together with these Terms of Engagement upon conclusion of the contract. Unless a damage claim of the client is subject to a shorter statutory period of limitation by law, the claim shall become statute-barred three years after the time when the claim arose. A single case of damages is defined as the total sum of the damage claims of all persons entitled to claim which arise from one and the same professional error (offence); a single case of damage is also defined as the total of all offences committed in performing a specifiable professional service (which technically represents an indivisible performance) by one or more persons. Should in exceptional cases a contractual or pre-contractual relationship arise to a person other than the client these terms regarding the definition and limitation of liability shall also fully apply with respect to such persons (third parties).

6. THE CLIENT'S DUTIES

The Client shall be obliged to co-operate in so far as necessary for properly completing the Assignment. In particular all documents necessary for executing the assignment shall be completely and without specific request of Kottwitz & Partner handed over by the client to Kottwitz & Partner in good time such that the Tax Consultant has reasonable time to process the documents. The same applies accordingly to notification of all matters and circumstances which may be material to the execution of the assignment. The client shall be obliged to take note of all written and verbal notifications given by Kottwitz & Partner and to consult Kottwitz & Partner in the case of queries. The client shall refrain from doing anything which could impair the independence of Kottwitz & Partner or persons employed by him. The client undertakes to only pass on results of Kottwitz & Partner's work with the latter's written consent, unless consent to the passing-on of information to a certain third party already ensues from the content of the assignment.

7. FAILURE TO CO-OPERATE AND DEFAULT IN ACCEPTANCE BY THE CLIENT

If the client fails to meet a duty to co-operate according to section 6 or otherwise or is in default with the acceptance of work offered by Kottwitz & Partner, Kottwitz & Partner shall be entitled to set an appropriate deadline upon stating that he shall refuse to continue the assignment after the deadline expires. Once the deadline has expired without effect, Kottwitz & Partner may terminate the contract without notice. This shall not affect Kottwitz & Partner's claim to compensation for additional expenses incurred by him as a result of the client's default or failure to cooperate as well as for damage caused, even if Kottwitz & Partner does not exercise his right to terminate the contract.

8. DETERMINATION OF FEES

Kottwitz & Partner's fee (charges and reimbursement of expenses) for professional work shall be determined according to the legal guidelines for professional fees of Steuerberater. Fees for services which are not covered by the guidelines for professional fees (eg. Section 57 subsection 3 no. 2 and 3 of the guidelines) are to be determined on the basis of time spent. In divergence from section 13 2nd sentence of the legal guidelines for professional fees of Steuerberater, all fees which are based on the basis of time spent are determined on the basis of relevant and applicable hourly rates as specifically fixed by Kottwitz & Partner.

9. ADVANCE PAYMENT

Kottwitz & Partner may demand an advance payment for charges and expenses incurred and expected to be incurred. If the advance payment demanded is not paid, Kottwitz & Partner may cease working for the client after having given prior notice, until the advance payment is received.

10. EMAIL COMMUNICATION

If the client communicates to Kottwitz & Partner an email address this constitutes his agreement for Kottwitz & Partner to send assignment and mandate-related information to this email address without an restrictions. The client is aware of the fact that emails can contain viruses, that other users of the internet can obtain access to such emails and its contents and that it cannot be guaranteed that emails always in fact originate from the sender indicated in any such email. The client is herewith made aware of the possibility to partially reduce these risks by way of encrypted email communication. Should client wish such encrypted email communication this entails the agreement of an encryption code with Kottwitz & Partner.







11. TERMINATION OF CONTRACT

The contract shall end upon completion of the agreed work, at the end of the agreed period or by termination. The contract shall not end as a result of the death or contractual incapacity of the client or (in the case of a company) as a result of liquidation of the company. The relationship entered into between the client and Kottwitz & Partner is based on mutual trust. Due to this nature of the agreement, the contractual relationship can be terminated by either party at any time without period of notice and without the requirement to provide reasons for such termination. The termination of the contract has to be made in writing.

12. STORING, HANDING OVER AND RIGHT OF RETENTION OF DOCUMENTS

Kottwitz & Partner shall store files for a period of ten years after completion of the Assignment. However this obligation shall lapse before the end of this period, if Kottwitz & Partner has asked the client in writing to take receipt of reference files and the client has failed to meet this request within six months after having received the request. Files within the meaning of this provision shall include all documents which Kottwitz & Partner has received from the client or for the client in connection with his professional work. However this shall not apply to letters exchanged between Kottwitz & Partner and his client, to documents which the latter has already received in the original or as a copy and to working papers drawn up for internal purposes. At the request of the client (not later than upon completion of the assignment) Kottwitz & Partner shall hand over files to the client within an appropriate period. Kottwitz & Partner may make and retain duplicates or photocopies of documents which he returns to the client. Kottwitz & Partner may refuse to hand over results of his work and files, until his claims to fees and the reimbursement of expenses have been satisfied.

13. APPLICABLE LAW AND PLACE OF PERFORMANCE

The assignment, the execution thereof and resulting claims shall be governed solely by German laws. Unless otherwise agreed, the place of performance shall be the place of Kottwitz & Partner's professional establishment.

                                                                 Exhibit 99.12-3

                                    Kottwitz
                                    & Partner

                WIRTSCHAFTSPRUFER UND STEUERBERATER
                STEUERBERATUNGSGESELLSCHAFT

                Kai Kottwitz, MBA                   Rudiger Uhl
                Wirtschaftsprufer, Steuerberater    Dipl.-Finw., Steuerberater
                Martin Lumperda                     Petra Kottwitz
                Steuerberater                       Dipl.-Kffr., Steuerberaterin

                Alberusstrasse 2                    Tel. 06171 585850
                61440 Oberursel                     Fax 06171 585860





                             BCP CRYSTAL ACQUISITION
                                 GMBH & CO. KG

                                MAYBACHSTRASSE 6
                                70469 STUTTGART

                           English Reading Version of
                              Financial Statements
                            as of 28th December 2003

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28TH DECEMBER 2003 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART

--------------------------------------------------------------------------------

TERMS OF ENGAGEMENT

     The management of

     BCP Crystal Acquisition
     GmbH & Co. KG
     70469 Stuttgart

     has approached us to prepare the accounts for the year from 11th Dezember 2003 bis 28th December 2003 on the basis of the documents and information provided to us as well as the financial statements as of 28th December 2003. A review of the documents made available and the information provided for correctness and completeness was not an integral part of our mandate. To this extent no liability can be accepted.

     The accounts and the financial statements were prepared in accordance to German accepted accounting principles.

     The information and evidence requested by us were provided readily and timely, the documents were made available to the necessary extent.

     The attached terms of engagement are fully applicable to our mandate and the service we have provided. These terms of engagement - including the limitation of our liability - shall also apply in relation to any possible third parties.

     Oberursel, dated 15th June 2004


     Kottwitz & Partner
     Wirtschaftsprufer und Steuerberater
     Steuerberatungsgesellschaft



    /s/ Kottwitz & Partner

                                              [GRAPHIC OMITTED]

                                             KOTTWITZ & PARTNER

                                                   OBERURSEL
                                                 TEL. 58 58 50

                                        STEUERBERATUNGSGESELLSCHAFT

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28TH DECEMBER 2003 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART

--------------------------------------------------------------------------------

                     BALANCE SHEET AS OF 28TH DECEMBER 2003

ASSETS

                                                 28.12.2003      28.12.2003
                                                        EUR             EUR
                                                        ---             ---

A. OUTSTANDING EQUITY                                             25.000,00

B. FIXED ASSETS

   I. INVESTMENTS AND FINANCIAL ASSETS
      1. Shares in affiliated companies              903,00
      TOTAL INVESTMENTS AND FINANCIAL ASSETS                         903,00
      TOTAL FIXED ASSETS                                             903,00

C. CURRENT ASSETS

   I. DEBTORS AND OTHER ASSETS
      1. Other assets                                 582,80
      TOTAL DEBTORS AND OTHER ASSETS                                 582,80
      TOTAL CURRENT ASSETS                                           582,80
                                                                  ---------
      TOTAL ASSETS                                                26.485,80
                                                                  =========

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28TH DECEMBER 2003 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART

--------------------------------------------------------------------------------

                     BALANCE SHEET AS OF 28TH DECEMBER 2003

LIABILITIES

                                                            28.12.2003         28.12.2003
                                                                   EUR                EUR
                                                                   ---                ---
A. SHAREHOLDERS' EQUITY

   I. EQUITY ACCOUNT                                                            25.000,00
      Partners' equity interest                               25.000,00
   I. NET LOSS FOR THE YEAR                                                     -2.739,50

B. CREDITORS

      1. Other creditors                                       4.225,30
         - thereof due within one year in EUR : 4.225,30
      TOTAL CREDITORS                                                            4.225,30
                                                                                ---------
      TOTAL LIABILITIES                                                         26.485,80
                                                                                =========

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28TH DECEMBER 2003 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART

--------------------------------------------------------------------------------

                           PROFIT AND LOSS STATEMENT

            FOR THE PERIOD 11TH DECEMBER 2003 TO 28TH DECEMBER 2003

                                                 2003              2003
                                                  EUR               EUR
                                                  ---               ---

1. Other operating charges                                    -2.739,50
TOTAL OPERATING CHARGES                                       -2.739,50

SUBTOTAL                                                      -2.739,50

PROFIT OR LOSS ON ORDINARY ACTIVITIES                         -2.739,50

Loss for the financial year                                   -2.739,50

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28TH DECEMBER 2003 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART

--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS

APPLICATION OF THE ACCOUNTING DIRECTIVES ACT

     The financial statements were prepared in accordance with regulations of the Accounting Directives Act.

     The profit and loss statement was prepared on the basis of the total cost method.

     The company classifies as a small company with limited liability.

ACCOUNTING AND VALUATION PRINCIPLES

     The financial statements were prepared according to the regulations of the German Commercial Code applying to small companies with limited liability and the supplementary regulations of the GmbH Act (Limited Liability Companies Act).

     The fixed assets are considered at acquisition costs with the deduction of depreciation where applicable.

     Accounts receivable and other assets are shown at their nominal values with the deduction of appropriate value adjustments.

     The liabilities are shown with the amount that has to be repaid.

     Accounts receivable and liabilities in other currencies have been converted into EURO based on the exchange rate of the origin date as far as no depreciation or increase in value had to be considered due to a lower or a higher exchange rate.

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28TH DECEMBER 2003 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART

--------------------------------------------------------------------------------


NOTES AND SUPPLEMENTARY INFORMATION ON THE BALANCE SHEET AND THE PROFIT AND LOSS STATEMENT

     The schedule of fixed assets is enclosed, showing also the depreciation amounts for the reporting period. This schedule represents an integral part of these notes.

     Liability relationships in the sense of Art. 251 of the German Commercial Code did not exist as of the balance-sheet date.

OTHER INFORMATION

     During the period covered by the financial statements the management and direction of the company rested with BCP Management GmbH, represented by its management.

     The management suggests to carry forward the reported loss.

     If these notes do not contain any details of other states of affairs requiring to be stated according to Art. 264 f, 284 f of the German Commercial Code they did not exist during the financial year.

     Stuttgart, dated 15th June 2004


     /s/ Cornelius Geber
     ........................................
     BCP Management GmbH

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28TH DECEMBER 2003
BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART
--------------------------------------------------------------------------------

       SCHEDULE OF FIXED ASSETS FOR THE PERIOD 11TH DECEMBER 2003 TO 28TH
                                 DECEMBER 2003

-----------------------------------------------------------------------------------------------------------------
        ACC.    ASSET NO. DESCRIPTION                ACQ.-DATE   ACQ.COST BOP   ADDITIONS  REDUCTIONS  RECLASSIF.
        NO.                                  EXP.LIFE / DPR.-%   ACQ.COST EOP
-----------------------------------------------------------------------------------------------------------------
1330    600  SHARES IN AFFILIATED COMPANIES                              0,00      903,00
                                                                       903,00
-----------------------------------------------------------------------------------------------------------------
1330    INVESTMENTS AND FINANCIAL ASSETS                                 0,00      903,00
                                                                       903,00
-----------------------------------------------------------------------------------------------------------------
TOTALS                                                                   0,00      903,00
                                                                       903,00
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------
         WRITE-UP     DEPR. YTD.   BK. VALUE EOP
                   DEPR. CURRENT   BK. VALUE BOP
-------------------------------------------------
1330                         0,00          903,00
                             0,00            0,00
-------------------------------------------------
1330                         0,00          903,00
                             0,00            0,00
-------------------------------------------------
TOTALS                       0,00          903,00
                             0,00            0,00
-------------------------------------------------

TERMS OF ENGAGEMENT                                                Kottwitz
AS OF 1ST JANUARY 2003                                             & Partner


The following Terms of Engagement are applicable to agreements between Kottwitz & Partner Steuerberater und Wirtschaftsprufer, Steuerberatungsgesell-schaft (hereinafter referred to as Kottwitz & Partner) and their clients, unless otherwise expressly agreed in writing or provided by non-discretionary legal regulations.

1. SCOPE AND EXECUTION OF ASSIGNMENT

The scope of work to be performed by Kottwitz & Partner shall be defined by the specific assignment. The assignment shall be executed in compliance with generally accepted professional principles and professional guidelines for Steuerber-ater. Kottwitz & Partner shall accept all information (particularly figures) provided by the client as accurate and correct. In so far as Kottwitz & Partner detects errors, he shall be obliged to bring these to the attention of the client. A review of documents and figures (particularly the bookkeeping and balance sheet) provided by the client as to accuracy, completeness and correctness shall only be part of the Assignment, if this is expressly agreed in writing. The assignment does not constitute an authority to represent the client in dealings with authorities, courts and other official bodies. Such authority shall be granted separately. In the event that the client is not available to agree upon actions to be taken in matters of appeal, Kottwitz & Partner shall (if in doubt) be entitled and obliged to take actions to meet existing deadlines. According to clear legal guidelines, Kottwitz & Partner are prohibited to act as attorneys in social security matters and will not perform such activities which are restricted to German legal counsels. Services provided in the course of preparing and advising in payroll matters are restricted to the technical processing of social security filings and to passing on information to and from social security bodies. Such services do not consist of or include the provision of specific advice. Given the nature and scope of this area of assignment and the clear jurisprudence in this regard, Kottwitz & Partner cannot be held liable for any damages incurred by the client or third parties in the area of social security.

2. CONFIDENTIALITY

Kottwitz & Partner shall (as provided by law) be obliged to treat all matters which come to his knowledge in connection with his engagement as confidential, unless the client releases him from this obligation in writing. This obligation of professional discretion shall continue to apply even after the contractual relationship has ended. The obligation of professional discretion shall extend equally to employees of Kottwitz & Partner. The obligation of professional discretion shall not extend to situations in which the release of information is required to meet valid interests of Kottwitz & Partner. This particularly applies to a release of information by Kottwitz & Partner according to conditions prescribed in his contract of professional indemnity insurance. This shall not affect statutory rights to refuse to give information or evidence in accordance with art. 102 AO - German Fiscal Code, art. 53 StPO - German Penal Code, art. 383 ZPO - German Civil Code. Kottwitz & Partner may not release reports, expert opinions and other written statements on the results of his work to third parties without the consent of his client.

3. THIRD-PARTY PARTICIPATION

For the purposes of executing the assignment Kottwitz & Partner shall be entitled to use the services of employees, expert third parties and data processing companies. Upon using the services of expert third parties and data processing companies Kottwitz & Partner shall ensure that these are pledged to professional discretion in accordance with section 2.

4. CORRECTION OF DEFICIENCIES

The client shall be entitled to have any deficiencies in Kottwitz & Partner's work corrected. Kottwitz & Partner shall be given the opportunity to correct deficiencies. If Kottwitz & Partner fails to correct claimed deficiencies within an appropriate period or refuses to correct deficiencies, the client may have the deficiencies corrected by another tax consultant at Kottwitz & Partner's expense or demand (at the client's option) a reduction of fees or cancellation of the contract. Obvious errors (e.g. typing and arithmetical errors) may be corrected by Kottwitz & Partner at any time also with effect against third parties. Other deficiencies may be corrected by Kottwitz & Partner with effect against third parties, if the client consents thereto. Such consent shall not be required, if valid interests of Kottwitz & Partner surpass the interests of client.



5. LIABILITY

Kottwitz & Partner shall be liable for damages on his own account as well as on account of persons employed by him. Kottwitz & Partner cannot be held liable for any statements or advice given orally or via telephone. The client's claim against Kottwitz & Partner to compensation for damage caused by negligence shall be limited to (euro) 2,000,000 (in words: two million Euros). If this is deviated from in individual cases (particularly a limitation to a different amount), this shall require a written agreement which shall be separately drawn up and handed out to the client together with these Terms of Engagement upon conclusion of the contract. Unless a damage claim of the client is subject to a shorter statutory period of limitation by law, the claim shall become statute-barred three years after the time when the claim arose. A single case of damages is defined as the total sum of the damage claims of all persons entitled to claim which arise from one and the same professional error (offence); a single case of damage is also defined as the total of all offences committed in performing a specifiable professional service (which technically represents an indivisible performance) by one or more persons. Should in exceptional cases a contractual or pre-contractual relationship arise to a person other than the client these terms regarding the definition and limitation of liability shall also fully apply with respect to such persons (third parties).

6. THE CLIENT'S DUTIES

The Client shall be obliged to co-operate in so far as necessary for properly completing the Assignment. In particular all documents necessary for executing the assignment shall be completely and without specific request of Kottwitz & Partner handed over by the client to Kottwitz & Partner in good time such that the Tax Consultant has reasonable time to process the documents. The same applies accordingly to notification of all matters and circumstances which may be material to the execution of the assignment. The client shall be obliged to take note of all written and verbal notifications given by Kottwitz & Partner and to consult Kottwitz & Partner in the case of queries. The client shall refrain from doing anything which could impair the independence of Kottwitz & Partner or persons employed by him. The client undertakes to only pass on results of Kottwitz & Partner's work with the latter's written consent, unless consent to the passing-on of information to a certain third party already ensues from the content of the assignment.

7. FAILURE TO CO-OPERATE AND DEFAULT IN ACCEPTANCE BY THE CLIENT

If the client fails to meet a duty to co-operate according to section 6 or otherwise or is in default with the acceptance of work offered by Kottwitz & Partner, Kottwitz & Partner shall be entitled to set an appropriate deadline upon stating that he shall refuse to continue the assignment after the deadline expires. Once the deadline has expired without effect, Kottwitz & Partner may terminate the contract without notice. This shall not affect Kottwitz & Partner's claim to compensation for additional expenses incurred by him as a result of the client's default or failure to cooperate as well as for damage caused, even if Kottwitz & Partner does not exercise his right to terminate the contract.

8. DETERMINATION OF FEES

Kottwitz & Partner's fee (charges and reimbursement of expenses) for professional work shall be determined according to the legal guidelines for professional fees of Steuerberater. Fees for services which are not covered by the guidelines for professional fees (eg. Section 57 subsection 3 no. 2 and 3 of the guidelines) are to be determined on the basis of time spent. In divergence from section 13 2nd sentence of the legal guidelines for professional fees of Steuerberater, all fees which are based on the basis of time spent are determined on the basis of relevant and applicable hourly rates as specifically fixed by Kottwitz & Partner.

9. ADVANCE PAYMENT

Kottwitz & Partner may demand an advance payment for charges and expenses incurred and expected to be incurred. If the advance payment demanded is not paid, Kottwitz & Partner may cease working for the client after having given prior notice, until the advance payment is received.

10. EMAIL COMMUNICATION

If the client communicates to Kottwitz & Partner an email address this constitutes his agreement for Kottwitz & Partner to send assignment and mandate-related information to this email address without an restrictions. The client is aware of the fact that emails can contain viruses, that other users of the internet can obtain access to such emails and its contents and that it cannot be guaranteed that emails always in fact originate from the sender indicated in any such email. The client is herewith made aware of the possibility to partially reduce these risks by way of encrypted email communication. Should client wish such encrypted email communication this entails the agreement of an encryption code with Kottwitz & Partner.



11. TERMINATION OF CONTRACT

The contract shall end upon completion of the agreed work, at the end of the agreed period or by termination. The contract shall not end as a result of the death or contractual incapacity of the client or (in the case of a company) as a result of liquidation of the company. The relationship entered into between the client and Kottwitz & Partner is based on mutual trust. Due to this nature of the agreement, the contractual relationship can be terminated by either party at any time without period of notice and without the requirement to provide reasons for such termination. The termination of the contract has to be made in writing.

12. STORING, HANDING OVER AND RIGHT OF RETENTION OF DOCUMENTS

Kottwitz & Partner shall store files for a period of ten years after completion of the Assignment. However this obligation shall lapse before the end of this period, if Kottwitz & Partner has asked the client in writing to take receipt of reference files and the client has failed to meet this request within six months after having received the request. Files within the meaning of this provision shall include all documents which Kottwitz & Partner has received from the client or for the client in connection with his professional work. However this shall not apply to letters exchanged between Kottwitz & Partner and his client, to documents which the latter has already received in the original or as a copy and to working papers drawn up for internal purposes. At the request of the client (not later than upon completion of the assignment) Kottwitz & Partner shall hand over files to the client within an appropriate period. Kottwitz & Partner may make and retain duplicates or photocopies of documents which he returns to the client. Kottwitz & Partner may refuse to hand over results of his work and files, until his claims to fees and the reimbursement of expenses have been satisfied.

13. APPLICABLE LAW AND PLACE OF PERFORMANCE

The assignment, the execution thereof and resulting claims shall be governed solely by German laws. Unless otherwise agreed, the place of performance shall be the place of Kottwitz & Partner's professional establishment.

                                                                 Exhibit 99.12-4

                                    Kottwitz
                                   & Partner

WIRTSCHAFTSPRUFER UND STEUERBERATER
STEUERBERATUNGSGESELLSCHAFT

Kai Kottwitz, MBA                                   Rudiger Uhl
Wirtschaftsprufer, Steuerberater                    Dipl.-Finw., Steuerberater
Martin Lumperda                                     Petra Kottwitz
Steuerberater                                       Dipl.-Kffr., Steuerberaterin

Alberusstrasse 2                                    Tel. 06171 585850
61440 Oberursel                                     Fax 06171 585860

                               BCP MANAGEMENT GMBH

                                  MAYBACHSTR. 6
                                70469 STUTTGART

                           English Reading Version of
                              Financial Statements
                             as of 28. December 2003

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28. DECEMBER 2003 BCP MANAGEMENT GMBH
70469 STUTTGART

--------------------------------------------------------------------------------

TERMS OF ENGAGEMENT

     The management of

     BCP Management GmbH
     70469 Stuttgart

     has approached us to prepare the accounts for the year from 22. October 2003 bis 28. December 2003 on the basis of the documents and information provided to us as well as the financial statements as of 28. December 2003. A review of the documents made available and the information provided for correctness and completeness was not an integral part of our mandate. To this extent no liability can be accepted.

     The accounts and the financial statements were prepared in accordance to German accepted accounting principles.

     The information and evidence requested by us were provided readily and timely, the documents were made available to the necessary extent.

     The attached terms of engagement are fully applicable to our mandate and the service we have provided. These terms of engagement - including the limitation of our liability - shall also apply in relation to any possible third parties.

     Oberursel, dated 15th June 2004

     Kottwitz & Partner
     Wirtschaftsprufer und Steuerberater
     Steuerberatungsgesellschaft

      /s/ Kottwitz & Partner

                                                [GRAPHIC OMITTED]

                                               KOTTWITZ & PARTNER

                                                   OBERURSEL
                                                 TEL. 58 58 50

                                            STEUERBERATUNGSGESELLSCHAFT

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28. DECEMBER 2003 BCP MANAGEMENT GMBH
70469 STUTTGART

--------------------------------------------------------------------------------

                      BALANCE SHEET AS OF 28. DECEMBER 2003

ASSETS

                                                         28.12.2003      28.12.2003
                                                                EUR             EUR
                                                                ---             ---
A. CURRENT ASSETS

   I.  DEBTORS AND OTHER ASSETS
       1. Amounts owed by shareholders                       615,84
          - thereof due after one year in EUR : 615,84
       2. Other assets                                     5.800,00
       TOTAL DEBTORS AND OTHER ASSETS                                     6.415,84
   II. CHEQUES, CASH AT BANK AND IN HAND                                 25.959,17
       TOTAL CURRENT ASSETS                                              32.375,01
                                                                         ---------
       TOTAL ASSETS                                                      32.375,01
                                                                         =========

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28. DECEMBER 2003 BCP MANAGEMENT GMBH
70469 STUTTGART

--------------------------------------------------------------------------------

                      BALANCE SHEET AS OF 28. DECEMBER 2003

LIABILITIES

                                                               28.12.2003        28.12.2003
                                                                      EUR               EUR
                                                                      ---               ---

A. SHAREHOLDERS' EQUITY

   I.   SHARE CAPITAL                                                             25.000,00
   II.  CAPITAL RESERVE                                                            1.000,00
   III. NET INCOME FOR THE YEAR                                                    3.984,44

        TOTAL SHAREHOLDERS' EQUITY                                                29.984,44

B. CREDITORS

        1. Other creditors                                      2.390,57
           - thereof for taxation in EUR : 700,64
           - thereof due within one year in EUR : 2.390,57
        TOTAL CREDITORS                                                            2.390,57
                                                                                  ---------
        TOTAL LIABILITIES                                                         32.375,01
                                                                                  =========

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28. DECEMBER 2003 BCP MANAGEMENT GMBH
70469 STUTTGART

--------------------------------------------------------------------------------

                            PROFIT AND LOSS STATEMENT

              FOR THE PERIOD 22. OCTOBER 2003 TO 28. DECEMBER 2003

                                                          2003            2003
                                                           EUR             EUR
                                                           ---             ---

1. Other operating charges                                           -1.015,56
TOTAL OPERATING CHARGES (EXCEPT COST OF MATERIALS)                   -1.015,56

SUBTOTAL                                                             -1.015,56

2. Profit or loss on ordinary activities                             -1.015,56
3. Extraordinary income                               5.000,00
4. Extraordinary profit or loss                                       5.000,00

Profit for the financial year                                         3.984,44

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28. DECEMBER 2003 BCP MANAGEMENT GMBH
70469 STUTTGART

--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS

APPLICATION OF THE ACCOUNTING DIRECTIVES ACT

     The financial statements were prepared in accordance with regulations of the Accounting Directives Act.

     The profit and loss statement was prepared on the basis of the total cost method.

     The company classifies as a small company with limited liability.

ACCOUNTING AND VALUATION PRINCIPLES

     The financial statements were prepared according to the regulations of the German Commercial Code applying to small companies with limited liability and the supplementary regulations of the GmbH Act (Limited Liability Companies Act).

     The company does not own any fixed assets as of the balance sheet date.

     Accounts receivable and other assets are shown at their nominal values with the deduction of appropriate value adjustments.

     The liabilities are shown with the amount that has to be repaid.

     Accounts receivable and liabilities in other currencies have been converted into EURO based on the exchange rate of the origin date as far as no depreciation or increase in value had to be considered due to a lower or a higher exchange rate.

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF FINANCIAL STATEMENTS AS OF 28. DECEMBER 2003 BCP MANAGEMENT GMBH
70469 STUTTGART

--------------------------------------------------------------------------------

NOTES AND SUPPLEMENTARY INFORMATION ON THE BALANCE SHEET AND THE PROFIT AND LOSS STATEMENT

     Liability relationships in the sense of Art. 251 of the German Commercial Code did not exist as of the balance-sheet date.

OTHER INFORMATION

     During the period covered by the financial statements the management and direction of the company rested with

            Dr. Christian Cascante (until 30.10.2003)
            Dr. Andreas Spahlinger (until 30.10.2003)
            Dr. Jan Bauer (until 30.10.2003)
            Mr. Chinh Edward Chu (as of 30.10.2003)

     The management suggests to carry forward the reported profit.

     If these notes do not contain any details of other states of affairs requiring to be stated according to Art. 264 f, 284 f of the German Commercial Code they did not exist during the financial year.

  Stuttgart,

     /s/ Edward Chinh Chu              /s/ Cornelius Geber
     .............................     ..............................
     Edward Chinh Chu                  Cornelius Geber

TERMS OF ENGAGEMENT                                                Kottwitz
AS OF 1ST JANUARY 2003                                             & Partner


The following Terms of Engagement are applicable to agreements between Kottwitz & Partner Steuerberater und Wirtschaftsprufer, Steuerberatungsgesellschaft (hereinafter referred to as Kottwitz & Partner) and their clients, unless otherwise expressly agreed in writing or provided by non-discretionary legal regulations.

1. SCOPE AND EXECUTION OF ASSIGNMENT

The scope of work to be performed by Kottwitz & Partner shall be defined by the specific assignment. The assignment shall be executed in compliance with generally accepted professional principles and professional guidelines for Steuerberater. Kottwitz & Partner shall accept all information (particularly figures) provided by the client as accurate and correct. In so far as Kottwitz & Partner detects errors, he shall be obliged to bring these to the attention of the client. A review of documents and figures (particularly the bookkeeping and balance sheet) provided by the client as to accuracy, completeness and correctness shall only be part of the Assignment, if this is expressly agreed in writing. The assignment does not constitute an authority to represent the client in dealings with authorities, courts and other official bodies. Such authority shall be granted separately. In the event that the client is not available to agree upon actions to be taken in matters of appeal, Kottwitz & Partner shall (if in doubt) be entitled and obliged to take actions to meet existing deadlines. According to clear legal guidelines, Kottwitz & Partner are prohibited to act as attorneys in social security matters and will not perform such activities which are restricted to German legal counsels. Services provided in the course of preparing and advising in payroll matters are restricted to the technical processing of social security filings and to passing on information to and from social security bodies. Such services do not consist of or include the provision of specific advice. Given the nature and scope of this area of assignment and the clear jurisprudence in this regard, Kottwitz & Partner cannot be held liable for any damages incurred by the client or third parties in the area of social security.

2. CONFIDENTIALITY

Kottwitz & Partner shall (as provided by law) be obliged to treat all matters which come to his knowledge in connection with his engagement as confidential, unless the client releases him from this obligation in writing. This obligation of professional discretion shall continue to apply even after the contractual relationship has ended. The obligation of professional discretion shall extend equally to employees of Kottwitz & Partner. The obligation of professional discretion shall not extend to situations in which the release of information is required to meet valid interests of Kottwitz & Partner. This particularly applies to a release of information by Kottwitz & Partner according to conditions prescribed in his contract of professional indemnity insurance. This shall not affect statutory rights to refuse to give information or evidence in accordance with art. 102 AO - German Fiscal Code, art. 53 StPO - German Penal Code, art. 383 ZPO - German Civil Code. Kottwitz & Partner may not release reports, expert opinions and other written statements on the results of his work to third parties without the consent of his client.

3. THIRD-PARTY PARTICIPATION

For the purposes of executing the assignment Kottwitz & Partner shall be entitled to use the services of employees, expert third parties and data processing companies. Upon using the services of expert third parties and data processing companies Kottwitz & Partner shall ensure that these are pledged to professional discretion in accordance with section 2.

4. CORRECTION OF DEFICIENCIES

The client shall be entitled to have any deficiencies in Kottwitz & Partner's work corrected. Kottwitz & Partner shall be given the opportunity to correct deficiencies. If Kottwitz & Partner fails to correct claimed deficiencies within an appropriate period or refuses to correct deficiencies, the client may have the deficiencies corrected by another tax consultant at Kottwitz & Partner's expense or demand (at the client's option) a reduction of fees or cancellation of the contract. Obvious errors (e.g. typing and arithmetical errors) may be corrected by Kottwitz & Partner at any time also with effect against third parties. Other deficiencies may be corrected by Kottwitz & Partner with effect against third parties, if the client consents thereto. Such consent shall not be required, if valid interests of Kottwitz & Partner surpass the interests of client.



5. LIABILITY

Kottwitz & Partner shall be liable for damages on his own account as well as on account of persons employed by him. Kottwitz & Partner cannot be held liable for any statements or advice given orally or via telephone. The client's claim against Kottwitz & Partner to compensation for damage caused by negligence shall be limited to (euro) 2,000,000 (in words: two million Euros). If this is deviated from in individual cases (particularly a limitation to a different amount), this shall require a written agreement which shall be separately drawn up and handed out to the client together with these Terms of Engagement upon conclusion of the contract. Unless a damage claim of the client is subject to a shorter statutory period of limitation by law, the claim shall become statute-barred three years after the time when the claim arose. A single case of damages is defined as the total sum of the damage claims of all persons entitled to claim which arise from one and the same professional error (offence); a single case of damage is also defined as the total of all offences committed in performing a specifiable professional service (which technically represents an indivisible performance) by one or more persons. Should in exceptional cases a contractual or pre-contractual relationship arise to a person other than the client these terms regarding the definition and limitation of liability shall also fully apply with respect to such persons (third parties).

6. THE CLIENT'S DUTIES

The Client shall be obliged to co-operate in so far as necessary for properly completing the Assignment. In particular all documents necessary for executing the assignment shall be completely and without specific request of Kottwitz & Partner handed over by the client to Kottwitz & Partner in good time such that the Tax Consultant has reasonable time to process the documents. The same applies accordingly to notification of all matters and circumstances which may be material to the execution of the assignment. The client shall be obliged to take note of all written and verbal notifications given by Kottwitz & Partner and to consult Kottwitz & Partner in the case of queries. The client shall refrain from doing anything which could impair the independence of Kottwitz & Partner or persons employed by him. The client undertakes to only pass on results of Kottwitz & Partner's work with the latter's written consent, unless consent to the passing-on of information to a certain third party already ensues from the content of the assignment.

7. FAILURE TO CO-OPERATE AND DEFAULT IN ACCEPTANCE BY THE CLIENT

If the client fails to meet a duty to co-operate according to section 6 or otherwise or is in default with the acceptance of work offered by Kottwitz & Partner, Kottwitz & Partner shall be entitled to set an appropriate deadline upon stating that he shall refuse to continue the assignment after the deadline expires. Once the deadline has expired without effect, Kottwitz & Partner may terminate the contract without notice. This shall not affect Kottwitz & Partner's claim to compensation for additional expenses incurred by him as a result of the client's default or failure to cooperate as well as for damage caused, even if Kottwitz & Partner does not exercise his right to terminate the contract.

8. DETERMINATION OF FEES

Kottwitz & Partner's fee (charges and reimbursement of expenses) for professional work shall be determined according to the legal guidelines for professional fees of Steuerberater. Fees for services which are not covered by the guidelines for professional fees (eg. Section 57 subsection 3 no. 2 and 3 of the guidelines) are to be determined on the basis of time spent. In divergence from section 13 2nd sentence of the legal guidelines for professional fees of Steuerberater, all fees which are based on the basis of time spent are determined on the basis of relevant and applicable hourly rates as specifically fixed by Kottwitz & Partner.

9. ADVANCE PAYMENT

Kottwitz & Partner may demand an advance payment for charges and expenses incurred and expected to be incurred. If the advance payment demanded is not paid, Kottwitz & Partner may cease working for the client after having given prior notice, until the advance payment is received.

10. EMAIL COMMUNICATION

If the client communicates to Kottwitz & Partner an email address this constitutes his agreement for Kottwitz & Partner to send assignment and mandate-related information to this email address without an restrictions. The client is aware of the fact that emails can contain viruses, that other users of the internet can obtain access to such emails and its contents and that it cannot be guaranteed that emails always in fact originate from the sender indicated in any such email. The client is herewith made aware of the possibility to partially reduce these risks by way of encrypted email communication. Should client wish such encrypted email communication this entails the agreement of an encryption code with Kottwitz & Partner.



11. TERMINATION OF CONTRACT

The contract shall end upon completion of the agreed work, at the end of the agreed period or by termination. The contract shall not end as a result of the death or contractual incapacity of the client or (in the case of a company) as a result of liquidation of the company. The relationship entered into between the client and Kottwitz & Partner is based on mutual trust. Due to this nature of the agreement, the contractual relationship can be terminated by either party at any time without period of notice and without the requirement to provide reasons for such termination. The termination of the contract has to be made in writing.

12. STORING, HANDING OVER AND RIGHT OF RETENTION OF DOCUMENTS

Kottwitz & Partner shall store files for a period of ten years after completion of the Assignment. However this obligation shall lapse before the end of this period, if Kottwitz & Partner has asked the client in writing to take receipt of reference files and the client has failed to meet this request within six months after having received the request. Files within the meaning of this provision shall include all documents which Kottwitz & Partner has received from the client or for the client in connection with his professional work. However this shall not apply to letters exchanged between Kottwitz & Partner and his client, to documents which the latter has already received in the original or as a copy and to working papers drawn up for internal purposes. At the request of the client (not later than upon completion of the assignment) Kottwitz & Partner shall hand over files to the client within an appropriate period. Kottwitz & Partner may make and retain duplicates or photocopies of documents which he returns to the client. Kottwitz & Partner may refuse to hand over results of his work and files, until his claims to fees and the reimbursement of expenses have been satisfied.

13. APPLICABLE LAW AND PLACE OF PERFORMANCE

The assignment, the execution thereof and resulting claims shall be governed solely by German laws. Unless otherwise agreed, the place of performance shall be the place of Kottwitz & Partner's professional establishment.

                                                                 Exhibit 99.12-5

                                    Kottwitz
                                   & Partner

                WIRTSCHAFTSPRUFER UND STEUERBERATER
                STEUERBERATUNGSGESELLSCHAFT

                Kai Kottwitz, MBA                   Rudiger Uhl
                Wirtschaftsprufer, Steuerberater    Dipl.-Finw., Steuerberater
                Martin Lumperda                     Petra Kottwitz
                Steuerberater                       Dipl.-Kffr., Steuerberaterin

                Alberusstrasse 2                    Tel. 06171 585850
                61440 Oberursel                     Fax 06171 585860

                      BCP CRYSTAL ACQUISITION GMBH & CO. KG

                                MAYBACHSTRASSE 6
                                70469 STUTTGART

                           English Reading Version of
                          Interim Financial Statements
                              as of 31st May 2004

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF INTERIM FINANCIAL STATEMENTS AS OF 31ST MAY 2004 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART

--------------------------------------------------------------------------------

TERMS OF ENGAGEMENT

     We have been approached to prepare the accounts for the period from 29th December 2003 to 31st May 2004 on the basis of the documents and information provided to us as well as the interim financial statements as of 31st May 2004. A review of the documents made available and the information provided for correctness and completeness was not an integral part of our mandate. To this extent no liability can be accepted.

     The accounts and the financial statements were prepared in accordance to German accepted accounting principles.

     The information and evidence requested by us were provided readily and timely, the documents were made available to the necessary extent.

     The attached terms of engagement are fully applicable to our mandate and the service we have provided. These terms of engagement - including the limitation of our liability - shall also apply in relation to any possible third parties.

     Oberursel, dated 15th June 2004

     Kottwitz & Partner
     Wirtschaftsprufer und Steuerberater
     Steuerberatungsgesellschaft


      /s/ Kottwitz & Partner

                                               [GRAPHIC OMITTED]

                                               KOTTWITZ & PARTNER


                                                   OBERURSEL
                                                 TEL. 58 58 50

                                           STEUERBERATUNGSGESELLSCHAFT

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF INTERIM FINANCIAL STATEMENTS AS OF 31ST MAY 2004 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART

--------------------------------------------------------------------------------

                      BALANCE SHEET AS OF 31ST MAY 2004

ASSETS

                                                       31.05.2004         31.05.2004
                                                              EUR                EUR
                                                              ---                ---
A. OUTSTANDING SHARE CAPITAL                                               25.000,00

B. FIXED ASSETS

   I.  INVESTMENTS AND FINANCIAL ASSETS
       1. Shares in affiliated companies        1.351.988.396,80
       TOTAL INVESTMENTS AND FINANCIAL ASSETS                       1.351.988.396,80

       TOTAL FIXED ASSETS                                           1.351.988.396,80

C. CURRENT ASSETS

   I.  DEBTORS AND OTHER ASSETS
       1. Other assets                                 21.513,79
       TOTAL DEBTORS AND OTHER ASSETS                                      21.513,79
   II. CHEQUES, CASH AT BANK AND IN HAND                               54.837.172,13
       TOTAL CURRENT ASSETS                                            54.858.685,92

D. PREPAID EXPENSES AND ACCRUED INCOME                                     14.583,33
                                                                    ----------------
      TOTAL ASSETS                                                  1.406.866.666,05
                                                                    ================

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF INTERIM FINANCIAL STATEMENTS AS OF 31ST MAY 2004 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART

--------------------------------------------------------------------------------

                      BALANCE SHEET AS OF 31ST MAY 2004

LIABILITIES

                                                                   31.05.2004         31.05.2004
                                                                          EUR                EUR
                                                                          ---                ---
A. PARTNERS' EQUITY

   I.   EQUITY ACCOUNT                                                             734.828.622,93
        Partners' equity interest                                  25.000,00
        Reserves                                              734.803.622,93
   II.  LOSS CARRY FORWARD ACCOUNT                                                      -2.739,50
   III. NET LOSS FOR THE YEAR                                                      -10.452.001,60

B. PROVISIONS

      1. Other provisions                                          24.750,00
      TOTAL PROVISIONS                                                                  24.750,00

C. CREDITORS

      1. Bank loans and overdraft                                  29.000,00
      2. Amounts owed to affiliated companies                 669.900.000,00
      3. Amounts owed to shareholders                          12.138.159,43
         - thereof due within one year in EUR :
           12.138.159,43
      4. Other creditors                                          420.874,79
         - thereof due within one year in EUR : 420.874,79
      TOTAL CREDITORS                                                              682.488.034,22
                                                                                 ----------------
      TOTAL LIABILITIES                                                          1.406.861.666,05
                                                                                 ================

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF INTERIM FINANCIAL STATEMENTS AS OF 31ST MAY 2004 BCP CRYSTAL ACQUISITION GMBH & CO. KG
70469 STUTTGART

--------------------------------------------------------------------------------

                            PROFIT AND LOSS STATEMENT

               FOR THE PERIOD 29TH DECEMBER 2003 TO 31ST MAY 2004


                                                                       2004               2004
                                                                        EUR                EUR
                                                                        ---                ---

1. Other operating income                                      1.722.873,39
TOTAL OPERATING INCOME                                                            1.722.873,39
GROSS PROFIT                                                                      1.722.873,39
2. Depreciation
a) Depreciation on intangible fixes assets and tangible
   assets                                                            -86,21
TOTAL DEPRECIATION                                                                      -86,21
3. Other operating charges                                                          -36.629,35
TOTAL OPERATING CHARGES                                                             -36.715,56

SUBTOTAL                                                                          1.686.157,83
4. Interest payable and similar charges                                         -12.138.159,43
   - thereof from affiliated companies in EUR :
     -12.138.159,43
5. Profit or loss on ordinary activities                                        -10.452.001,60

Loss for the financial year                                                     -10.452.001,60

TERMS OF ENGAGEMENT                                                Kottwitz
AS OF 1ST JANUARY 2003                                             & Partner


The following Terms of Engagement are applicable to agreements between Kottwitz & Partner Steuerberater und Wirtschaftsprufer, Steuerberatungsgesell-schaft (hereinafter referred to as Kottwitz & Partner) and their clients, unless otherwise expressly agreed in writing or provided by non-discretionary legal regulations.

1. SCOPE AND EXECUTION OF ASSIGNMENT

The scope of work to be performed by Kottwitz & Partner shall be defined by the specific assignment. The assignment shall be executed in compliance with generally accepted professional principles and professional guidelines for Steuerber-ater. Kottwitz & Partner shall accept all information (particularly figures) provided by the client as accurate and correct. In so far as Kottwitz & Partner detects errors, he shall be obliged to bring these to the attention of the client. A review of documents and figures (particularly the bookkeeping and balance sheet) provided by the client as to accuracy, completeness and correctness shall only be part of the Assignment, if this is expressly agreed in writing. The assignment does not constitute an authority to represent the client in dealings with authorities, courts and other official bodies. Such authority shall be granted separately. In the event that the client is not available to agree upon actions to be taken in matters of appeal, Kottwitz & Partner shall (if in doubt) be entitled and obliged to take actions to meet existing deadlines. According to clear legal guidelines, Kottwitz & Partner are prohibited to act as attorneys in social security matters and will not perform such activities which are restricted to German legal counsels. Services provided in the course of preparing and advising in payroll matters are restricted to the technical processing of social security filings and to passing on information to and from social security bodies. Such services do not consist of or include the provision of specific advice. Given the nature and scope of this area of assignment and the clear jurisprudence in this regard, Kottwitz & Partner cannot be held liable for any damages incurred by the client or third parties in the area of social security.

2. CONFIDENTIALITY

Kottwitz & Partner shall (as provided by law) be obliged to treat all matters which come to his knowledge in connection with his engagement as confidential, unless the client releases him from this obligation in writing. This obligation of professional discretion shall continue to apply even after the contractual relationship has ended. The obligation of professional discretion shall extend equally to employees of Kottwitz & Partner. The obligation of professional discretion shall not extend to situations in which the release of information is required to meet valid interests of Kottwitz & Partner. This particularly applies to a release of information by Kottwitz & Partner according to conditions prescribed in his contract of professional indemnity insurance. This shall not affect statutory rights to refuse to give information or evidence in accordance with art. 102 AO - German Fiscal Code, art. 53 StPO - German Penal Code, art. 383 ZPO - German Civil Code. Kottwitz & Partner may not release reports, expert opinions and other written statements on the results of his work to third parties without the consent of his client.

3. THIRD-PARTY PARTICIPATION

For the purposes of executing the assignment Kottwitz & Partner shall be entitled to use the services of employees, expert third parties and data processing companies. Upon using the services of expert third parties and data processing companies Kottwitz & Partner shall ensure that these are pledged to professional discretion in accordance with section 2.

4. CORRECTION OF DEFICIENCIES

The client shall be entitled to have any deficiencies in Kottwitz & Partner's work corrected. Kottwitz & Partner shall be given the opportunity to correct deficiencies. If Kottwitz & Partner fails to correct claimed deficiencies within an appropriate period or refuses to correct deficiencies, the client may have the deficiencies corrected by another tax consultant at Kottwitz & Partner's expense or demand (at the client's option) a reduction of fees or cancellation of the contract. Obvious errors (e.g. typing and arithmetical errors) may be corrected by Kottwitz & Partner at any time also with effect against third parties. Other deficiencies may be corrected by Kottwitz & Partner with effect against third parties, if the client consents thereto. Such consent shall not be required, if valid interests of Kottwitz & Partner surpass the interests of client.



5. LIABILITY

Kottwitz & Partner shall be liable for damages on his own account as well as on account of persons employed by him. Kottwitz & Partner cannot be held liable for any statements or advice given orally or via telephone. The client's claim against Kottwitz & Partner to compensation for damage caused by negligence shall be limited to (euro) 2,000,000 (in words: two million Euros). If this is deviated from in individual cases (particularly a limitation to a different amount), this shall require a written agreement which shall be separately drawn up and handed out to the client together with these Terms of Engagement upon conclusion of the contract. Unless a damage claim of the client is subject to a shorter statutory period of limitation by law, the claim shall become statute-barred three years after the time when the claim arose. A single case of damages is defined as the total sum of the damage claims of all persons entitled to claim which arise from one and the same professional error (offence); a single case of damage is also defined as the total of all offences committed in performing a specifiable professional service (which technically represents an indivisible performance) by one or more persons. Should in exceptional cases a contractual or pre-contractual relationship arise to a person other than the client these terms regarding the definition and limitation of liability shall also fully apply with respect to such persons (third parties).

6. THE CLIENT'S DUTIES

The Client shall be obliged to co-operate in so far as necessary for properly completing the Assignment. In particular all documents necessary for executing the assignment shall be completely and without specific request of Kottwitz & Partner handed over by the client to Kottwitz & Partner in good time such that the Tax Consultant has reasonable time to process the documents. The same applies accordingly to notification of all matters and circumstances which may be material to the execution of the assignment. The client shall be obliged to take note of all written and verbal notifications given by Kottwitz & Partner and to consult Kottwitz & Partner in the case of queries. The client shall refrain from doing anything which could impair the independence of Kottwitz & Partner or persons employed by him. The client undertakes to only pass on results of Kottwitz & Partner's work with the latter's written consent, unless consent to the passing-on of information to a certain third party already ensues from the content of the assignment.

7. FAILURE TO CO-OPERATE AND DEFAULT IN ACCEPTANCE BY THE CLIENT

If the client fails to meet a duty to co-operate according to section 6 or otherwise or is in default with the acceptance of work offered by Kottwitz & Partner, Kottwitz & Partner shall be entitled to set an appropriate deadline upon stating that he shall refuse to continue the assignment after the deadline expires. Once the deadline has expired without effect, Kottwitz & Partner may terminate the contract without notice. This shall not affect Kottwitz & Partner's claim to compensation for additional expenses incurred by him as a result of the client's default or failure to cooperate as well as for damage caused, even if Kottwitz & Partner does not exercise his right to terminate the contract.

8. DETERMINATION OF FEES

Kottwitz & Partner's fee (charges and reimbursement of expenses) for professional work shall be determined according to the legal guidelines for professional fees of Steuerberater. Fees for services which are not covered by the guidelines for professional fees (eg. Section 57 subsection 3 no. 2 and 3 of the guidelines) are to be determined on the basis of time spent. In divergence from section 13 2nd sentence of the legal guidelines for professional fees of Steuerberater, all fees which are based on the basis of time spent are determined on the basis of relevant and applicable hourly rates as specifically fixed by Kottwitz & Partner.

9. ADVANCE PAYMENT

Kottwitz & Partner may demand an advance payment for charges and expenses incurred and expected to be incurred. If the advance payment demanded is not paid, Kottwitz & Partner may cease working for the client after having given prior notice, until the advance payment is received.

10. EMAIL COMMUNICATION

If the client communicates to Kottwitz & Partner an email address this constitutes his agreement for Kottwitz & Partner to send assignment and mandate-related information to this email address without an restrictions. The client is aware of the fact that emails can contain viruses, that other users of the internet can obtain access to such emails and its contents and that it cannot be guaranteed that emails always in fact originate from the sender indicated in any such email. The client is herewith made aware of the possibility to partially reduce these risks by way of encrypted email communication. Should client wish such encrypted email communication this entails the agreement of an encryption code with Kottwitz & Partner.



11. TERMINATION OF CONTRACT

The contract shall end upon completion of the agreed work, at the end of the agreed period or by termination. The contract shall not end as a result of the death or contractual incapacity of the client or (in the case of a company) as a result of liquidation of the company. The relationship entered into between the client and Kottwitz & Partner is based on mutual trust. Due to this nature of the agreement, the contractual relationship can be terminated by either party at any time without period of notice and without the requirement to provide reasons for such termination. The termination of the contract has to be made in writing.

12. STORING, HANDING OVER AND RIGHT OF RETENTION OF DOCUMENTS

Kottwitz & Partner shall store files for a period of ten years after completion of the Assignment. However this obligation shall lapse before the end of this period, if Kottwitz & Partner has asked the client in writing to take receipt of reference files and the client has failed to meet this request within six months after having received the request. Files within the meaning of this provision shall include all documents which Kottwitz & Partner has received from the client or for the client in connection with his professional work. However this shall not apply to letters exchanged between Kottwitz & Partner and his client, to documents which the latter has already received in the original or as a copy and to working papers drawn up for internal purposes. At the request of the client (not later than upon completion of the assignment) Kottwitz & Partner shall hand over files to the client within an appropriate period. Kottwitz & Partner may make and retain duplicates or photocopies of documents which he returns to the client. Kottwitz & Partner may refuse to hand over results of his work and files, until his claims to fees and the reimbursement of expenses have been satisfied.

13. APPLICABLE LAW AND PLACE OF PERFORMANCE

The assignment, the execution thereof and resulting claims shall be governed solely by German laws. Unless otherwise agreed, the place of performance shall be the place of Kottwitz & Partner's professional establishment.

                                                                 Exhibit 99.12-6

                                    Kottwitz
                                   & Partner

                WIRTSCHAFTSPRUFER UND STEUERBERATER
                STEUERBERATUNGSGESELLSCHAFT

                Kai Kottwitz, MBA                   Rudiger Uhl
                Wirtschaftsprufer, Steuerberater    Dipl.-Finw., Steuerberater
                Martin Lumperda                     Petra Kottwitz
                Steuerberater                       Dipl.-Kffr., Steuerberaterin

                Alberusstrasse 2                    Tel. 06171 585850
                61440 Oberursel                     Fax 06171 585860

                               BCP MANAGEMENT GMBH

                                MAYBACHSTRASSE 6
                                70469 STUTTGART

                           English Reading Version of
                          Interirm Financial Statements
                               as of 31st May 2004

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF THE INTERIM FINANCIAL STATEMENTS AS OF 31ST MAY 2004 BCP MANAGEMENT GMBH
70469 STUTTGART

--------------------------------------------------------------------------------

TERMS OF ENGAGEMENT

     We have been approached to prepare the accounts for the period from 29th December 2003 to 31st May 2004 on the basis of the documents and information provided to us as well as the interim financial statements as of 31st May 2004. A review of the documents made available and the information provided for correctness and completeness was not an integral part of our mandate. To this extent no liability can be accepted.

     The accounts and the financial statements were prepared in accordance to German accepted accounting principles.

     The information and evidence requested by us were provided readily and timely, the documents were made available to the necessary extent.

     The attached terms of engagement are fully applicable to our mandate and the service we have provided. These terms of engagement - including the limitation of our liability - shall also apply in relation to any possible third parties.

     Oberursel, dated 15th June 2004

     Kottwitz & Partner
     Wirtschaftsprufer und Steuerberater
     Steuerberatungsgesellschaft

      /s/ Kottwitz & Partner

                                              [GRAPHIC OMITTED]

                                              KOTTWITZ & PARTNER

                                                   OBERURSEL
                                                 TEL. 58 58 50

                                          STEUERBERATUNGSGESELLSCHAFT

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF THE INTERIM FINANCIAL STATEMENTS AS OF 31ST MAY 2004 BCP MANAGEMENT GMBH
70469 STUTTGART

--------------------------------------------------------------------------------

                     BALANCE SHEET AS OF 31ST MAY 2004

ASSETS

                                                         31.05.2004      31.05.2004
                                                                EUR             EUR
                                                                ---             ---
A. CURRENT ASSETS

   I.  DEBTORS AND OTHER ASSETS
       1. Amounts owed by shareholders                       615,84
          - thereof due after one year in EUR : 615,84
       2. Other assets                                     7.487,99
       TOTAL DEBTORS AND OTHER ASSETS                                     8.103,83
   II. CHEQUES, CASH AT BANK AND IN HAND                                 40.077,22
       TOTAL CURRENT ASSETS                                              48.181,05
                                                                         ---------
       TOTAL ASSETS                                                      48.181,05
                                                                         =========

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF THE INTERIM FINANCIAL STATEMENTS AS OF 31ST MAY 2004 BCP MANAGEMENT GMBH
70469 STUTTGART

--------------------------------------------------------------------------------

                        BALANCE SHEET AS OF 31ST MAY 2004

LIABILITIES

                                                               31.05.2004        31.05.2004
                                                                      EUR               EUR
                                                                      ---               ---

A. SHAREHOLDERS' EQUITY

   I.   SHARE CAPITAL                                                             25.000,00
   II.  CAPITAL RESERVE                                                            1.000,00
   III. RETAINED PROFITS / ACCUMULATED LOSSES BROUGHT FORWARD                      3.984,44
   IV.  NET LOSS FOR THE YEAR                                                    -28.111,05
        TOTAL SHAREHOLDERS' EQUITY                                                 1.873,39

B. PROVISIONS

        1. Other Provisions                                       750,00
        TOTAL PROVISIONS                                                             750,00

C. CREDITORS

        1. Other creditors                                     45.557,66
           - thereof for taxation in EUR : 9.716,63
           - thereof due within one year in EUR : 45.557,66
        TOTAL CREDITORS                                                           45.557,66
                                                                                  ---------
        TOTAL LIABILITIES                                                         48.181,05
                                                                                  =========

                                    Kottwitz
                                   & Partner

ENGLISH READING VERSION OF INTERIM FINANCIAL STATEMENTS AS OF 31ST MAY 2004 BCP MANAGEMENT GMBH
70469 STUTTGART

--------------------------------------------------------------------------------

                            PROFIT AND LOSS STATEMENT

               FOR THE PERIOD 29TH DECEMBER 2003 TO 31ST MAY 2004

                                                            2004           2004
                                                             EUR            EUR
                                                             ---            ---

1. Personnel costs
a) Wages and salaries                                 -21.136,35
b) Social security, pensions and other benefit costs     -679,81
TOTAL PERSONNEL COSTS                                                -21.816,16
2. Other operating charges                                            -6.294,89
TOTAL OPERATING CHARGES                                              -28.111,05

SUBTOTAL                                                             -28.111,05
3. Profit or loss on ordinary activities                             -28.111,05

Loss for the financial year                                          -28.111,05

TERMS OF ENGAGEMENT                                                Kottwitz
AS OF 1ST JANUARY 2003                                             & Partner


The following Terms of Engagement are applicable to agreements between Kottwitz & Partner Steuerberater und Wirtschaftsprufer, Steuerberatungsgesellschaft (hereinafter referred to as Kottwitz & Partner) and their clients, unless otherwise expressly agreed in writing or provided by non-discretionary legal regulations.

1. SCOPE AND EXECUTION OF ASSIGNMENT

The scope of work to be performed by Kottwitz & Partner shall be defined by the specific assignment. The assignment shall be executed in compliance with generally accepted professional principles and professional guidelines for Steuerberater. Kottwitz & Partner shall accept all information (particularly figures) provided by the client as accurate and correct. In so far as Kottwitz & Partner detects errors, he shall be obliged to bring these to the attention of the client. A review of documents and figures (particularly the bookkeeping and balance sheet) provided by the client as to accuracy, completeness and correctness shall only be part of the Assignment, if this is expressly agreed in writing. The assignment does not constitute an authority to represent the client in dealings with authorities, courts and other official bodies. Such authority shall be granted separately. In the event that the client is not available to agree upon actions to be taken in matters of appeal, Kottwitz & Partner shall (if in doubt) be entitled and obliged to take actions to meet existing deadlines. According to clear legal guidelines, Kottwitz & Partner are prohibited to act as attorneys in social security matters and will not perform such activities which are restricted to German legal counsels. Services provided in the course of preparing and advising in payroll matters are restricted to the technical processing of social security filings and to passing on information to and from social security bodies. Such services do not consist of or include the provision of specific advice. Given the nature and scope of this area of assignment and the clear jurisprudence in this regard, Kottwitz & Partner cannot be held liable for any damages incurred by the client or third parties in the area of social security.

2. CONFIDENTIALITY

Kottwitz & Partner shall (as provided by law) be obliged to treat all matters which come to his knowledge in connection with his engagement as confidential, unless the client releases him from this obligation in writing. This obligation of professional discretion shall continue to apply even after the contractual relationship has ended. The obligation of professional discretion shall extend equally to employees of Kottwitz & Partner. The obligation of professional discretion shall not extend to situations in which the release of information is required to meet valid interests of Kottwitz & Partner. This particularly applies to a release of information by Kottwitz & Partner according to conditions prescribed in his contract of professional indemnity insurance. This shall not affect statutory rights to refuse to give information or evidence in accordance with art. 102 AO - German Fiscal Code, art. 53 StPO - German Penal Code, art. 383 ZPO - German Civil Code. Kottwitz & Partner may not release reports, expert opinions and other written statements on the results of his work to third parties without the consent of his client.

3. THIRD-PARTY PARTICIPATION

For the purposes of executing the assignment Kottwitz & Partner shall be entitled to use the services of employees, expert third parties and data processing companies. Upon using the services of expert third parties and data processing companies Kottwitz & Partner shall ensure that these are pledged to professional discretion in accordance with section 2.

4. CORRECTION OF DEFICIENCIES

The client shall be entitled to have any deficiencies in Kottwitz & Partner's work corrected. Kottwitz & Partner shall be given the opportunity to correct deficiencies. If Kottwitz & Partner fails to correct claimed deficiencies within an appropriate period or refuses to correct deficiencies, the client may have the deficiencies corrected by another tax consultant at Kottwitz & Partner's expense or demand (at the client's option) a reduction of fees or cancellation of the contract. Obvious errors (e.g. typing and arithmetical errors) may be corrected by Kottwitz & Partner at any time also with effect against third parties. Other deficiencies may be corrected by Kottwitz & Partner with effect against third parties, if the client consents thereto. Such consent shall not be required, if valid interests of Kottwitz & Partner surpass the interests of client.



5. LIABILITY

Kottwitz & Partner shall be liable for damages on his own account as well as on account of persons employed by him. Kottwitz & Partner cannot be held liable for any statements or advice given orally or via telephone. The client's claim against Kottwitz & Partner to compensation for damage caused by negligence shall be limited to (euro) 2,000,000 (in words: two million Euros). If this is deviated from in individual cases (particularly a limitation to a different amount), this shall require a written agreement which shall be separately drawn up and handed out to the client together with these Terms of Engagement upon conclusion of the contract. Unless a damage claim of the client is subject to a shorter statutory period of limitation by law, the claim shall become statute-barred three years after the time when the claim arose. A single case of damages is defined as the total sum of the damage claims of all persons entitled to claim which arise from one and the same professional error (offence); a single case of damage is also defined as the total of all offences committed in performing a specifiable professional service (which technically represents an indivisible performance) by one or more persons. Should in exceptional cases a contractual or pre-contractual relationship arise to a person other than the client these terms regarding the definition and limitation of liability shall also fully apply with respect to such persons (third parties).

6. THE CLIENT'S DUTIES

The Client shall be obliged to co-operate in so far as necessary for properly completing the Assignment. In particular all documents necessary for executing the assignment shall be completely and without specific request of Kottwitz & Partner handed over by the client to Kottwitz & Partner in good time such that the Tax Consultant has reasonable time to process the documents. The same applies accordingly to notification of all matters and circumstances which may be material to the execution of the assignment. The client shall be obliged to take note of all written and verbal notifications given by Kottwitz & Partner and to consult Kottwitz & Partner in the case of queries. The client shall refrain from doing anything which could impair the independence of Kottwitz & Partner or persons employed by him. The client undertakes to only pass on results of Kottwitz & Partner's work with the latter's written consent, unless consent to the passing-on of information to a certain third party already ensues from the content of the assignment.

7. FAILURE TO CO-OPERATE AND DEFAULT IN ACCEPTANCE BY THE CLIENT

If the client fails to meet a duty to co-operate according to section 6 or otherwise or is in default with the acceptance of work offered by Kottwitz & Partner, Kottwitz & Partner shall be entitled to set an appropriate deadline upon stating that he shall refuse to continue the assignment after the deadline expires. Once the deadline has expired without effect, Kottwitz & Partner may terminate the contract without notice. This shall not affect Kottwitz & Partner's claim to compensation for additional expenses incurred by him as a result of the client's default or failure to cooperate as well as for damage caused, even if Kottwitz & Partner does not exercise his right to terminate the contract.

8. DETERMINATION OF FEES

Kottwitz & Partner's fee (charges and reimbursement of expenses) for professional work shall be determined according to the legal guidelines for professional fees of Steuerberater. Fees for services which are not covered by the guidelines for professional fees (eg. Section 57 subsection 3 no. 2 and 3 of the guidelines) are to be determined on the basis of time spent. In divergence from section 13 2nd sentence of the legal guidelines for professional fees of Steuerberater, all fees which are based on the basis of time spent are determined on the basis of relevant and applicable hourly rates as specifically fixed by Kottwitz & Partner.

9. ADVANCE PAYMENT

Kottwitz & Partner may demand an advance payment for charges and expenses incurred and expected to be incurred. If the advance payment demanded is not paid, Kottwitz & Partner may cease working for the client after having given prior notice, until the advance payment is received.

10. EMAIL COMMUNICATION

If the client communicates to Kottwitz & Partner an email address this constitutes his agreement for Kottwitz & Partner to send assignment and mandate-related information to this email address without an restrictions. The client is aware of the fact that emails can contain viruses, that other users of the internet can obtain access to such emails and its contents and that it cannot be guaranteed that emails always in fact originate from the sender indicated in any such email. The client is herewith made aware of the possibility to partially reduce these risks by way of encrypted email communication. Should client wish such encrypted email communication this entails the agreement of an encryption code with Kottwitz & Partner.



11. TERMINATION OF CONTRACT

The contract shall end upon completion of the agreed work, at the end of the agreed period or by termination. The contract shall not end as a result of the death or contractual incapacity of the client or (in the case of a company) as a result of liquidation of the company. The relationship entered into between the client and Kottwitz & Partner is based on mutual trust. Due to this nature of the agreement, the contractual relationship can be terminated by either party at any time without period of notice and without the requirement to provide reasons for such termination. The termination of the contract has to be made in writing.

12. STORING, HANDING OVER AND RIGHT OF RETENTION OF DOCUMENTS

Kottwitz & Partner shall store files for a period of ten years after completion of the Assignment. However this obligation shall lapse before the end of this period, if Kottwitz & Partner has asked the client in writing to take receipt of reference files and the client has failed to meet this request within six months after having received the request. Files within the meaning of this provision shall include all documents which Kottwitz & Partner has received from the client or for the client in connection with his professional work. However this shall not apply to letters exchanged between Kottwitz & Partner and his client, to documents which the latter has already received in the original or as a copy and to working papers drawn up for internal purposes. At the request of the client (not later than upon completion of the assignment) Kottwitz & Partner shall hand over files to the client within an appropriate period. Kottwitz & Partner may make and retain duplicates or photocopies of documents which he returns to the client. Kottwitz & Partner may refuse to hand over results of his work and files, until his claims to fees and the reimbursement of expenses have been satisfied.

13. APPLICABLE LAW AND PLACE OF PERFORMANCE

The assignment, the execution thereof and resulting claims shall be governed solely by German laws. Unless otherwise agreed, the place of performance shall be the place of Kottwitz & Partner's professional establishment.